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                                                                   EXHIBIT 10.34
                                   EXULT, INC.

               2.50% CONVERTIBLE SENIOR NOTES DUE OCTOBER 1, 2010

                               PURCHASE AGREEMENT

                                                              September 24, 2003


Goldman, Sachs & Co.,
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
  As Representatives of the several Purchasers named in Schedule I hereto,

c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:


      Exult, Inc. a Delaware corporation (the "COMPANY"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Purchasers named in Schedule I hereto (the "PURCHASERS") an aggregate of $100,000,000 principal amount of the 2.50% Convertible Senior Notes due October 1, 2010, (the "FIRM SECURITIES"), which Firm Securities are convertible into common stock, $0.0001 par value, per share ("STOCK"), of the Company and, at the election of the Purchasers, up to an aggregate of $10,000,000 additional principal amount of such notes (the "OPTIONAL SECURITIES") (the Firm Securities and the Optional Securities which the Purchasers elect to purchase pursuant to Section 2 hereof are herein collectively referred to as the "SECURITIES").

      The Purchasers and other holders (including subsequent transferees) of Securities will be entitled to the benefits of a registration rights agreement, to be dated as of the First Time of Delivery (as defined in Section 4) (the "REGISTRATION RIGHTS AGREEMENT"), between the Company and the Purchasers, in the form attached hereto as Exhibit A. Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein a shelf registration statement pursuant to Rule 415 under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), relating to the resale of (i) the Securities and (ii) the shares of Stock initially issuable upon conversion of the Securities by holders thereof (the "SHELF REGISTRATION STATEMENT"), and to use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective.

      1. The Company represents and warrants to, and agrees with, each of the Purchasers that:
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           (a) A preliminary offering circular, dated September 24, 2003 (the
      "PRELIMINARY OFFERING CIRCULAR"), and an offering circular, dated September 24, 2003 (the "OFFERING CIRCULAR"), have been prepared in connection with the offering of the Securities and shares of Stock issuable upon conversion thereof, and in each case incorporate the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2003 and June 30, 2003 and Current Report on Form 8-K dated June 24, 2003 (as amended by the Current Report on Form 8-K/A filed with the Commission on August 25, 2003), each of which are made a part of the Preliminary Offering Circular and the Offering Circular. Any reference to the Preliminary Offering Circular or the Offering Circular shall be deemed to refer to and include the Company's most recent Annual Report on Form 10-K and all subsequent documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT") on or prior to the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and any reference to the Preliminary Offering Circular or the Offering Circular, as the case may be, as amended or supplemented, as of any specified date, shall be deemed to include (i) any documents filed with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act after the date of the Preliminary Offering Circular or the Offering Circular, as the case may be, and prior to such specified date and (ii) any Additional Issuer Information (as defined in Section 5(f)) furnished in writing by the Company prior to the completion of the distribution of the Securities, and all documents filed under the Exchange Act and so deemed to be included in the Preliminary Offering Circular or the Offering Circular, as the case may be, or any amendment or supplement thereto are hereinafter called the "EXCHANGE ACT REPORTS." The Exchange Act Reports, when they were or are filed with the Commission, conformed or will conform in all material respects to the applicable requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder (the "EXCHANGE ACT REGULATIONS"). The Preliminary Offering Circular and the Offering Circular and any amendments or supplements thereto and the Exchange Act Reports did not and will not, as of their respective dates, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by a Purchaser directly or through Goldman, Sachs & Co. expressly for use therein.

           (b) The financial statements included in the Preliminary Offering Circular or the Offering Circular, together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified (subject, in the case of unaudited financial statements, to ordinary year-end adjustments); said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (other than the reclassifications described in the Offering Circular, each made in conformity with GAAP). The selected financial data and the summary financial information included in the Preliminary Offering Circular or the Offering Circular present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial


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      statements included in the Preliminary Offering Circular or the Offering
      Circular (and the unaudited financial statements have been compiled on the same basis).

           (c) Since December 31, 2002, except as otherwise stated in the Preliminary Offering Circular or the Offering Circular, (A) there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business or described in the Exchange Act Reports, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

           (d) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Circular and the Offering Circular and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect.

           (e) Each "significant subsidiary" of the Company (as such term is defined in Rule 1-02 of Regulation S-X) and Exult Limited and Exult Equity Partners, Inc. (each a "SUBSIDIARY" and, collectively, the "SUBSIDIARIES") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Preliminary Offering Circular and the Offering Circular, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not reasonably be expected to result in a Material Adverse Effect; except as otherwise disclosed in the Preliminary Offering Circular and the Offering Circular, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such Subsidiary. The only subsidiaries of the Company are the entities listed on Schedule II hereto.

           (f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Preliminary Offering Circular and the Offering Circular in the column entitled "Actual" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to


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      in the Preliminary Offering Circular and the Offering Circular or pursuant to the exercise of convertible securities or options referred to in the Preliminary Offering Circular and the Offering Circular). The shares of issued and outstanding capital stock of the Company, have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The Stock conforms in all material respects with all statements relating thereto contained in the Preliminary Offering Circular and the Offering Circular and such description conforms in all material respects with the rights set forth in the instruments defining the same. The shares of Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture to be dated as of September 30, 2003 (the "INDENTURE") between the Company and Bank One Trust Company, N.A., as Trustee (the "TRUSTEE"), will be duly and validly issued and fully paid and non-assessable, and will conform in all material respects to the description of the Stock contained in the Preliminary Offering Circular and the Offering Circular;

           (g) The Securities have been duly authorized by the Company and, when issued and delivered against payment by the Purchasers pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; the Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, the Indenture will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Securities and the Indenture will conform in all material respects to the descriptions thereof in the Preliminary Offering Circular and the Offering Circular and will be in substantially the form previously delivered to you;

           (h) Neither the Company nor any of its subsidiaries is in violation of its charter or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (collectively, "AGREEMENTS AND INSTRUMENTS"), except for such violations or defaults that would not reasonably be expected to result in a Material Adverse Effect; and the Company's execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Preliminary Offering Circular and the Offering Circular under the caption "Use of Proceeds") and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action of the Company and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, the Agreements and Instruments (except for such conflicts, breaches, defaults, liens, charges or encumbrances that would not reasonably be expected to result in a Material Adverse Effect), nor will such action result in any violation of


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      the provisions of (i) any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their assets, properties or operations (excluding the state and foreign securities laws or the rules and regulations of the National Association of Securities Dealers, Inc. (the "NASD")), except for violations that would not reasonably be expected to result in Material Adverse Effect or (ii) the charter or By-laws of the Company or any subsidiary. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

           (i) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, would reasonably be expected to result in a Material Adverse Effect.

           (j) There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any subsidiary, which is required to be disclosed in the Preliminary Offering Circular and the Offering Circular (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect any material portion of the properties or assets of the Company or any material Subsidiary or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations hereunder; the aggregate of all pending legal or governmental proceedings to which the Company or any subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Preliminary Offering Circular and the Offering Circular, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

           (k) There are no material contracts or documents that are required to be described in the Preliminary Offering Circular and the Offering Circular or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

           (l) To the Company's knowledge, as of the date of the Preliminary Offering Circular and the Offering Circular, the Company and its subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "INTELLECTUAL PROPERTY") necessary to carry on their business substantially as now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property of the Company or of any facts or circumstances which would render any Intellectual Property of the Company invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which


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      infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

           (m) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except (i) such as have been already obtained as or may be required under federal, state or foreign securities laws and the Trust Indenture Act of 1939, as amended, and (ii) such as may be required under the rules and regulations of the NASD.

           (n) The Company and its subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to possess or comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not reasonably be expected to result in a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to result in a Material Adverse Effect.

           (o) The Company and its subsidiaries have good and marketable title to all real property owned by them and the Company and its subsidiaries have good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Preliminary Offering Circular or the Offering Circular, (b) purchase money security interests, or (c) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Preliminary Offering Circular or the Offering Circular, are (in the case of leases and subleases located in jurisdictions outside of the United States, to the Company's knowledge), in full force and effect, and neither the Company nor any subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

           (p) The Company has complied with, and is and will be in compliance with, the provisions of that certain Florida act relating to disclosure of doing business with Cuba,


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      codified as Section 517.075 of the Florida statutes, and the rules and regulations thereunder, or is exempt therefrom.

           (q) The Company is not, and upon the issuance and sale of the Securities as contemplated herein and the application of the net proceeds therefrom as described in the Preliminary Offering Circular and the Offering Circular will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT").

           (r) Except as described in the Preliminary Offering Circular and the Offering Circular and except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (A) to the Company's knowledge, neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (D) the Company is not aware of any events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

           (s) The Company is in material compliance with the terms and conditions of that certain Amended and Restated Registration Rights Agreement among the Company and certain of its stockholders identified therein, dated December 23, 1999, as amended by that certain Amendment No. 1 to Amended and Restated Registration Rights Agreement. Except as disclosed in the Preliminary Offering Circular and the Offering Circular, there are no persons with registration rights or other similar rights to have any securities of the Company (other than the Securities and the shares of Stock issuable upon conversion thereof) registered under the Securities Act under the Shelf Registration Statement, which rights have not been satisfied or waived.

            (t) KPMG LLP are independent public accountants as required by the Securities Act and the applicable rules and regulations of the Commission thereunder.

           (u) None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities) will violate or result in a


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      violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U, and X of the Board of Governors of the Federal Reserve System.

           (v) Prior to the date hereof, neither the Company nor any of its affiliates (in the case of General Atlantic Partners, LLC and its affiliated investment entities, to the Company's knowledge) has taken any action which is designed to or which has constituted or which might have been expected to cause or result in stabilization or manipulation of the price of any security of the Company in connection with the offering of the Securities.

           (w) The statements set forth in the Offering Circular under the captions "Description of Notes" and "Description of Capital Stock" insofar as they purport to constitute a summaries of the terms of the Securities and the Stock, under the caption "Certain United States Federal Income Tax Considerations", and under the caption "Underwriting" (other than paragraphs 6, 7, 8 and the second sentence of paragraph 9 thereof) insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate summaries in all material respects of such provisions.

            (x) The Company is subject to Section 13 or 15(d) of the Exchange Act. The Company is eligible to file a registration statement on Form S-3 under the Securities Act.

           (y) Neither the Company, nor any person acting on its or their behalf (provided that no representation is made with respect to the Purchasers) has offered or sold the Securities by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

           (z) Within the preceding six months, neither the Company nor any other person acting on behalf of the Company (provided that no representation is made with respect to the Purchasers) has offered or sold to any person any Securities, or any securities of the same or a similar class as the Securities, other than Securities offered or sold to the Purchasers hereunder. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the Securities Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Securities has been completed (as notified to the Company by Goldman, Sachs & Co.), is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Securities in the United States as transactions exempt from the registration provisions of the Securities Act.

      2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Purchaser in Schedule I hereto; and (b) in the event and to the extent that the Purchasers shall exercise the election to purchase Optional Securities as provided below, the Company agrees to issue and sell to each of the Purchasers, and each of the Purchasers agrees, severally and not jointly, to purchase from the Company, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate principal amount of the Optional Securities as to which such election shall have been exercised (to be adjusted by you

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so as to eliminate fractions of $1,000.00) determined by multiplying such aggregate principal amount of Optional Securities by a fraction, the numerator of which is the maximum aggregate principal amount of Optional Securities which such Purchaser is entitled to purchase as set forth opposite the name of such Purchaser in Schedule I hereto and the denominator of which is the maximum aggregate principal amount of Optional Securities which all of the Purchasers are entitled to purchase hereunder.

      The Company hereby grants to the Purchasers the right to purchase at their election up to $10,000,000 aggregate principal amount of Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this
Section 2. Any such election to purchase Optional Securities may be exercised by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section (4) hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten New York Business Days after the date of such notice. For the purposes of this Agreement "NEW YORK BUSINESS DAY" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      3. Upon the authorization by you of the release of the Securities, the several Purchasers propose to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and each Purchaser hereby represents and warrants to, and agrees with the Company that:

      (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act;

      (b) It will offer and sell the Securities only to persons who it reasonably believes are "qualified institutional buyers" ("QIBS") within the meaning of Rule 144A under the Securities Act in transactions meeting the requirements of Rule 144A; and

      (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Securities Act.

      4. (a) The Securities to be purchased by each Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form, which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Securities to the Purchasers, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in Federal (same day) funds, by causing DTC to credit the Securities to the account the Purchasers designate at DTC. The Company will cause the certificates representing the Securities to be made available to the Purchasers for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "DESIGNATED OFFICE"). The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on September 30, 2003 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing and with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by the Purchasers in the written notice given by the Purchasers of the Purchasers' election to purchase such Optional Securities, or such other time and date as the Purchasers and the Company may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "FIRST TIME OF DELIVERY", such time and date for the delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "SECOND TIME OF DELIVERY", and each such time and date for delivery is herein called a "TIME OF DELIVERY."

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchasers pursuant to Section 7(j) hereof, will be delivered at such time and date at the offices of Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614 (the "CLOSING LOCATION"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 6:30 p.m., New York City time, on the New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

      5.   The Company agrees with each of the Purchasers:

      (a) To prepare the Offering Circular in a form approved by you; to make no amendment or any supplement to the Offering Circular which shall be disapproved by you promptly (such disapproval not to be made unreasonably) after reasonable notice thereof; and to furnish you with copies thereof;

      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or be subject to taxation in any jurisdiction;

      (c) To furnish the Purchasers with copies of the Offering Circular and each amendment or supplement thereto in such quantities as the Purchasers reasonably request signed by an authorized officer of the Company with a copy of the independent accountants' report(s) incorporated into the Offering Circular, and any amendment or supplement containing amendments to the financial statements covered by such report(s), signed by the accountants, and additional written and electronic copies thereof in such quantities as you may from time to time reasonably request, and if, at any time prior to the expiration of the earlier to occur of (i) nine months after the date of the Offering Circular or
(ii) the completion of resales of unallocated Securities held by any Purchaser, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to each Purchaser and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

      (d) During the period beginning from the date hereof and continuing until the date ninety days after the last Time of Delivery, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder any securities of the Company that are substantially similar to the Securities or the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) pursuant to employee stock option or employee stock purchase plans existing on the date of this Agreement,
(ii) issuable upon the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement, or (iii) in private placements, in connection with the Company entering into or expanding strategic relationships with clients or vendors, provided that the purchaser of the Common Stock, or the person to whom warrants to purchase the Common Stock are issued, shall agree to enter into a lock-up agreement with respect to such Common Stock and warrants in a form substantially similar to the form attached hereto as Exhibit B-2, for the remainder of such 90-day period), without your prior written consent;

      (e) Not to be or become, at any time prior to the expiration of three years after the last Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act;

      (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of Securities information (the "ADDITIONAL ISSUER INFORMATION") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act;

      (g) If requested by you, to use its reasonable best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

      (h) To furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the date of the Offering Circular), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

      (i) During a period of (3) years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional publicly available information concerning the business and financial condition of the Company as you may from time to time reasonably request, in each case (X) in the form originally filed, furnished or otherwise made publicly available and (Y) to the extent such reports, financial statements and information are not readily available through the Commission's EDGAR system;

      (j) During the period of two years after the last Time of Delivery, the Company will not, and will use its reasonable best efforts to not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

      (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds";

      (l) To reserve and keep available at all times, free of preemptive rights, shares of Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Stock upon conversion of the Securities; and

      (m) To use its reasonable best efforts to list for quotation, subject to notice of issuance, the shares of Stock issuable upon conversion of the Securities on the Nasdaq National Market.

      6. The Company covenants and agrees with the several Purchasers that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issuance of the Securities and the shares of Stock issuable upon conversion of the Securities and all other expenses in connection with the preparation, printing and filing of the Preliminary Offering Circular and the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchasers and reasonable quantities thereof to dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Registration Rights Agreement, the Indenture, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchasers in connection with such qualification and in connection with the Blue Sky Memorandum; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL and the listing or qualification for trading of the shares of Stock issuable upon conversion of the Securities; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchasers will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make. In addition, at or following the First Time of Delivery, the Purchasers will reimburse the Company up to $250,000 for the Company's out-of-pocket expenses incurred directly in connection with the offering of the Securities. In connection with such reimbursement, upon request of the Purchasers, the Company will promptly provide written certification of an officer of the Company: (A) summarizing such expenses; (B) stating that such expenses were directly incurred by the Company in connection with the offering of the Securities; and (C) attaching the applicable invoices supporting such expenses.

      7. The obligations of the Purchasers hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the applicable Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel for the Purchasers, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to such matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (b) Gibson, Dunn & Crutcher, LLP counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

            (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Offering Circular; (EGC)

            (ii) The Company has an authorized capitalization as set forth in the Offering Circular, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; (EGC)

            (iii) The shares of Stock initially issuable upon conversion of the Securities have been duly authorized and reserved for issuance and, when issued and delivered in accordance with the provisions of the Securities and the Indenture, will be validly issued and fully paid and non-assessable;

            (iv) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or be in good standing would not reasonably be expected to result in a Material Adverse Effect (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company); (EGC)

            (v) Each of Exult Limited, Exult Canada, Exult India, Exult Mauritius, Exult Equity Partners, Inc. and Exult Poland has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly authorized and validly issued, are fully paid and non-assessable, and (except for directors' qualifying shares and except as otherwise set forth in the Offering Circular) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and certificates of governmental authorities and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries); (EGC)

            (vi) To such counsel's knowledge, any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not be reasonably expected to result in a Material Adverse Effect, and subject to the effect of any bankruptcy, insolvency, reorganization, moratorium, arrangement or similar laws affecting the rights and remedies of creditors generally, including the effect of statutory or other laws regarding fraudulent transfers or preferential transfers and to general principles of equity, including without limitation concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief or other equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity) (such counsel, in giving the opinion in this clause, may assume that such leases are the legal, valid and binding obligations of the other party thereto, enforceable against it in accordance with its terms, and state that, in respect of matters of fact, such counsel is relying upon certificates of officers of the Company or its subsidiaries); (EGC)

            (vii) To such counsel's knowledge and other than as set forth in the Offering Circular, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which singly or in the aggregate is reasonably expected to result in a material adverse effect on the Company and its subsidiaries or the ability of the Company to perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture or the Securities; and, to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; (EGC)

            (viii) The execution and delivery by the Company of this Agreement, the Registration Rights Agreement, the Indenture and the Securities and the performance of its obligations thereunder have been duly authorized by all necessary corporate action of the Company; this Agreement has been duly executed and delivered by the Company;

            (ix) The Securities, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers in accordance with the terms of this Agreement will be valid and legally binding obligations of the Company, entitled to the benefits provided by the Indenture;

            (x) The Registration Rights Agreement has been duly executed and delivered by the Company and constitutes a legally binding and valid obligation of the Company enforceable against the Company in accordance with its terms;

            (xi) The Indenture has been duly executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms;

            (xii) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under:

                  (a) any agreement of the Company or its subsidiaries identified to such counsel in a certificate of the Company, executed by two officers of the Company and reasonably acceptable to the Initial Purchasers and their counsel (the "OFFICERS' CERTIFICATE"), as constituting an agreement material to the Company and its subsidiaries, taken as a whole ("MATERIAL CONTRACTS");

            (b) the Certificate of Incorporation or By-laws of the Company;

            (c) any order of a court identified in the Officers' Certificate as constituting an order binding on the Company and its subsidiaries that is material to the Company and its subsidiaries, taken as a whole.

            (xiii) The issuance of the Securities and the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, the Indenture and the Securities do not and will not violate, or require any filing with or approval of any governmental authority or regulatory body of the States of New York or California or the United States of America under, any law or regulation of the States of New York or California or the United States of America applicable to the Company that, in our experience, is generally applicable to the transactions in the nature of those contemplated by this Agreement, or the Delaware General Corporation Law. This paragraph (xiii) does not include any opinion regarding any federal or state securities or Blue Sky laws or regulations;

            (xiv) Neither the Company nor any of its subsidiaries is in violation of its charter or By-laws or to the knowledge of such counsel, in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such defaults that would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (EGC)

            (xv) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Offering Circular, will not be an "investment company" as defined in the Investment Company Act;

            (xvi) Insofar as the statements in the Offering Circular under the captions "Description of Notes," "Description of Capital Stock" and "Underwriting" (but only as to the description of the Purchase Agreement and the Lock-up Agreement) purport to describe specific provisions of the Securities, the Stock and the legal matters or documents described therein, such statements present in all material respects an accurate summary of such provisions;

            (xvii) Insofar as the statements in the Offering Circular under the caption "Certain United States Federal Income Tax Considerations" purport to describe the provisions of the United States federal tax laws referred to therein, such statements present in all material respects an accurate summary of such provisions;

            (xviii) The Exchange Act Reports (other than the financial statements and related schedules and other financial data included therein, as to which such counsel need express no opinion), when they were filed with the Commission, complied on their face as to form in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder;

            (xix) Assuming the accuracy of the representation and warranties of the Company set forth in Section 1 of this Agreement, the accuracy of the representations and warranties of the Purchasers set forth in Section 3 of this Agreement and compliance by them with their covenants set forth in this Agreement, it is not necessary in connection with the initial resales of the Securities by the Purchasers in the manner contemplated hereby and in the Offering Circular to register the Securities under the Securities Act or to qualify the Indenture in respect thereof under the United States Trust Indenture Act of 1939, it being understood that such counsel need express no opinion as to any subsequent resales of the Securities; and

            (xx) No facts have come to the attention of such counsel which leads them to believe that the Offering Circular (except for the financial statements (and related notes thereto) and schedules and other information of an accounting or financial nature included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion or belief) as of its date contained or as of the date hereof contains an untrue statement of a material fact or omitted or omits, as the case may be, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Opinions designated "EGC" may be delivered by the General Counsel of the Company.

      (d) On the date of the Offering Circular prior to the execution of this Agreement and also at the Time of Delivery, KPMG LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto;


      (e) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development that would reasonably be expected to result in a material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;


      (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;


      (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the Nasdaq National Market or the principal exchange on which the Company's Common Stock then trades; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange or the Nasdaq National Market; (iii) a general moratorium on commercial banking activities declared by any of Federal, New York State or California State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;


      (h) The Securities have been designated for PORTAL;


      (i) The shares of Stock issuable upon conversion of the Securities shall have been duly listed or qualified for trading, subject to notice of issuance, on the Nasdaq National Market;


      (i) The Company shall have obtained and delivered to the Purchasers executed copies of a written agreement of those directors and executive officers and other shareholders of the Company listed on Exhibit B-1 in the Form of Exhibit B-2 hereto (each such agreement, a "LOCK-UP AGREEMENT") by the First Time of Delivery, and executed originals of each Lock-Up Agreement shall have been delivered to you by such time; and


      (j) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsection (e) of this Section and as to such other matters as you may reasonably request.


      8. (a) The Company will indemnify and hold harmless each Purchaser against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse each Purchaser for any legal or other expenses reasonably incurred by such Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Purchaser through Goldman, Sachs & Co. expressly for use therein.


      (b) Each Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Circular or the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Offering Circular or the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Purchaser through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.


      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; provided however, in no event shall an indemnifying party be liable for fees and expenses of more than one counsel (in additional to local counsel) for all indemnified parties in connection with any one or separate but substantially similar or interrelated actions in the same jurisdiction arising out of the substantially similar allegations or circumstances. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.


      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Purchasers on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Purchasers on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchasers on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Purchasers, in each case as set forth in the Offering Circular. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchasers on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to investors were offered to investors exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.


      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Securities Act; and the obligations of the Purchasers under this Section 8 shall be in addition to any liability which the respective Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Securities Act.


      9. (a) If any Purchaser shall default in its obligation to purchase the Securities that it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Purchaser you do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Securities, or the Company notifies you that it has so arranged for the purchase of such Securities, you or the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Offering Circular, or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in your reasonable opinion may thereby be made necessary. The term "PURCHASER" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.


      (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Purchaser to purchase the principal amount of Securities which such Purchaser agreed to purchase hereunder and, in addition, to require each non-defaulting Purchaser to purchase its pro rata share (based on the principal amount of Securities which such Purchaser agreed to purchase hereunder) of the Securities of such defaulting Purchaser or Purchasers for which such arrangements have not been made; but nothing herein shall relieve a defaulting Purchaser from liability for its default.


      (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Purchaser or Purchasers by you and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Purchasers to purchase Securities of a defaulting Purchaser or Purchasers, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Purchaser or the Company, except for the expenses to be borne by the Company and the Purchasers as provided in
Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Purchaser from liability for its default.


      10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Purchasers, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Purchaser or any controlling person of any Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.


      11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Purchaser except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein (other than as a result of clause (v) of Section 7(g)), the Company will reimburse the Purchasers through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Purchasers in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Purchaser except as provided in Sections 6 and 8 hereof.


      12. In all dealings hereunder, you shall act on behalf of each of the Purchasers, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Purchaser made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.


      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchasers shall be delivered or sent by mail, telex or facsimile transmission to you as the

Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Secretary; provided, however, that any notice to a Purchaser pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Purchaser at its address set forth in its Purchasers' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.


      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchasers, the Company and, to the extent provided in Sections 8(e) and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Purchaser shall be deemed a successor or assign by reason merely of such purchase.


      14. Time shall be of the essence of this Agreement.


      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

      17. The Company is authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Purchasers imposing any limitation of any kind.


                [Remainder of this page intentionally left blank]

           If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Purchasers, this letter and such acceptance hereof shall constitute a binding agreement between each of the Purchasers and the Company. It is understood that your acceptance of this letter on behalf of each of the Purchasers is pursuant to the authority set forth in a form of Agreement among Purchasers, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                    Very truly yours,


                                    EXULT, INC.


                                    By:    -----------------------------------
                                            Name:
                                            Title:


Accepted as of the date hereof:


GOLDMAN, SACHS & CO.
MORGAN STANLEY & CO. INCORPORATED
BANC OF AMERICA SECURITIES LLC


By:   ------------------------------------
            (Goldman, Sachs & Co.)
      On behalf of each of the Purchasers

                                   SCHEDULE I

                                       PRINCIPAL AMOUNT OF
                                        SECURITIES TO BE
                                           PURCHASED

FIRM SECURITIES

                      PURCHASER
Goldman, Sachs & Co. ..............     $ 55,000,000
Morgan Stanley & Co. Incorporated..     $ 25,000,000
Banc of America Securities LLC ....     $ 20,000,000

          TOTAL                         $100,000,000
                                        ============



OPTIONAL SECURITIES


Goldman, Sachs & Co. ..............     $  5,500,000
Morgan Stanley & Co. Incorporated..     $  2,500,000
Banc of America Securities LLC ....     $  2,000,000

            TOTAL                       $ 10,000,000
                                        ============

                                   SCHEDULE II


                                  SUBSIDIARIES

Directly-owned:

Exult Client Services (Singapore) Pte. Ltd
Exult (Netherlands) B.V.
Exult Poland Spoka Z orgraniczona odpowiedzialnoscia
Exult Canada, Inc.
Exult Equity Partners, Inc.
Exult Limited

Indirectly-owned:

Exult Client Services Consultoria do Brasil Ltda
  99.99877% owned by Exult, Inc. and 0.00123% owned by Exult (Netherlands) B.V. Exult (Hong Kong) Ltd.
  50% owned by Exult, Inc. and 50% owned by Exult Equity Partners, Inc.
Exult Consultoria e Participacoes do Brasil Ltda
  99.9% owned by Exult, Inc. and 0.1% owned by Exult Equity Partners, Inc. Exult Mauritius Limited
  99.9% owned by Exult, Inc. and 0.1% owned by Exult Limited
Exult Client Services (India) Private Limited
  99.9% owned by Exult Mauritius Limited and 0.1% owned by Exult, Inc.

                                                                         ANNEX I





      Pursuant to Section 7(d) of the Purchase Agreement, the accountants shall furnish letters to the Purchasers to the effect that:


            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Securities Exchange Act of 1934 (the "EXCHANGE ACT") and the applicable published rules and regulations thereunder;


            (ii) In their opinion, the consolidated financial statements and financial statement schedules audited by them and included in the Offering Circular comply as to form in all material respects with the applicable requirements of the Exchange Act and the related published rules and regulations;


            (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Offering Circular agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years;


            (iv) On the basis of limited procedures not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Offering Circular, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:


                  (A) the unaudited consolidated statements of income,
            consolidated balance sheets and consolidated statements of cash flows included in the Offering Circular are not in conformity with generally accepted accounting principles applied on the basis substantially consistent with the basis for the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Offering Circular;


                  (B) any other unaudited income statement data and balance
            sheet items included in the Offering Circular do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Offering Circular;


                  (C) the unaudited financial statements which were not included in the Offering Circular but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Offering Circular and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included or incorporated by reference in the Offering Circular;


                  (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Offering Circular do not comply as to form in all material respects with the applicable accounting requirements or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;


                  (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Offering Circular or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Offering Circular except in each case for changes, increases or decreases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and


                  (F) for the period from the date of the latest financial
            statements included in the Offering Circular to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Offering Circular discloses have occurred or may occur or which are described in such letter; and


         (v) In addition to the examination referred to in their report(s) included in the Offering Circular and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
(iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Offering Circular, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                    EXHIBIT A


         [FORM OF REGISTRATION RIGHTS AGREEMENT IS FILED AS EXHIBIT 4.5
                    TO EXULT'S QUARTERLY REPORT ON FORM 10-Q
                 FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003]

                                   EXHIBIT B-1


                                [TO BE PROVIDED]

                                   EXHIBIT B-2


                            Form of Lockup Agreement

                                   EXULT, INC.

                                LOCK-UP AGREEMENT

                                 AUGUST __, 2003

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Banc of America Securities LLC
c/o Goldman, Sachs & Co.
85 Broad Street
New York, NY  10004

         Re:  Exult, Inc. - Lock-Up Agreement

Ladies and Gentlemen:

         The undersigned understands that you, as representatives (the "Representatives"), propose to enter into a Purchase Agreement (the "Purchase Agreement") on behalf of the several Purchasers named in Schedule I to such agreement (collectively, the "Purchasers"), with Exult, Inc., a Delaware corporation (the "Company"), providing for the offering by the Company of its Convertible Senior Notes due August 15, 2010 (the "Notes"). The Notes will be convertible into shares of common stock of the Company, par value $0.0001 per share (the "Common Stock").

         In consideration of the agreement by the Purchasers to offer and sell the Notes, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Offering Circular covering the offering of the Notes and continuing to and including the date 90 days after the date of such final Offering Circular (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of any shares of Common Stock, or any options or warrants to purchase any shares of Common Stock, or any securities convertible into, exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the Securities and Exchange Commission (collectively the "Undersigned's Shares").

         The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such Shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such Shares.

         Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust or partnership for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust or the partnership, as the case may be, agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) in accordance with trading plans pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, that have been approved by the Company, and that are in existence on the date hereof, (iv) to a current or former spouse of the undersigned pursuant to a court order or court-approved settlement in connection with dissolution of marriage, (v) if the undersigned is an employee or director of the Company on the date of execution of this Lock-Up Agreement, and (A) the undersigned's services with the Company are terminated during the Lock-up Period, then the undersigned may sell that number of shares of the Common Stock received upon the exercise of options to purchase Common Stock that are exercised at or after the termination of such services and have been granted pursuant to employee benefit plans existing at the date of the Purchase Agreement to the extent such shares have a then current market value less than or equal to the sum of (X) the aggregate exercise price of the options so exercised and (Y) the tax obligations incurred by the undersigned as a result of such exercise or (B) the undersigned may sell all or part of the Undersigned's Shares to the Company pursuant to a stock repurchase agreement, repricing agreement or other agreement or arrangement relating to the undersigned's employment or directorship or the termination thereof, or (vi) with the prior written consent of Goldman, Sachs & Co. on behalf of the Purchasers. For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is not an individual, the undersigned may transfer all or part of the Undersigned's Shares to any wholly-owned subsidiary or to any "associates" or "affiliates" (as such terms are defined in Rule 12b-2 promulgated under the Securities Act of 1934, as amended) of the undersigned; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Lock-Up Agreement and there shall be no further transfer of such capital stock except in accordance with this Lock-Up Agreement, and provided further that any such transfer shall not involve a disposition for value.

         Furthermore, the undersigned may enter into new 10b5-1 trading plans after the date hereof, to the extent none of the Undersigned's Shares are traded under such new plan during the Lock-Up Period.

         The undersigned now has, and, except for transfers permitted by this Lock-Up Agreement, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances, and claims whatsoever. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

         The undersigned understands that the Company and the Purchasers are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns. If the final Offering Circular is not dated by September 30, 2003, this Lock-Up Agreement will expire and be of no further force or effect.

                                            Very truly yours,


                                            -----------------------------------
                                            Exact Name of Shareholder

                                            -----------------------------------
                                            Authorized Signature

                                            -----------------------------------
                                            Title